Exhibit 99.2



Wabtec Financial Results & Company Highlights

FOURTH QUARTER 2024

Wabtec CORPORATION

Forward Looking Statements & Non-GAAP Financial Information

This communication contains "forward-looking" statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec's plans, objectives, expectations and intentions; Wabtec's expectations about future sales, earnings and cash conversion; Wabtec's projected expenses and cost savings associated with its Integration 2.0 and 3.0 initiatives and its portfolio optimization; Wabtec's 5-year outlook; Wabtec's expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec's business; synergies and other expected benefits from Wabtec's acquisitions; Wabtec's expectations for production and demand conditions; and any assumptions underlying any of the foregoing, are forward looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words "may," "will," "should," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "overestimate," "underestimate," "believe," "could," "project," "predict," "continue," "target" or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) ability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics, or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including Russia's invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec's reports filed with the SEC, including Wabtec's annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

This presentation as well as Wabtec's earnings release and financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted operating margin, adjusted gross margin, adjusted income tax expense, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec's presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec's Consolidated Statement of Earnings.

Today's Participants



RAFAEL SANTANA

President & Chief Executive Officer



JOHN OLIN

Executive Vice President & Chief Financial Officer



KYRA YATES

Vice President, Investor Relations

Wabtec Highlights

- **Robust Financial Performance in 2024**
- **Another Strong Year in 2025 Expected**
- **Long-Term Guidance Updated**



4Q 2024 Overview

Sales	**$2.58B**	**Up 2.3% YOY**	Q4 sales growth up moderately behind rebalance of Freight segment production. Full year up 7.3%
Operating Margin	**12.9%** GAAP	**16.9%** Adjusted	Strong gross margin expansion offset by higher SG&A as a percent of revenue
Earnings Per Share	**$1.23** GAAP	**$1.68** Adjusted	GAAP EPS up 2.5% YoY ... Adjusted EPS up 9.1% YoY
Cash Flow from Operations(1)	**$723M**		Q4 Operating cash flow very strong resulting in full year cash conversion of 117%(2)
12-Month Backlog	**$7.68B**		Backlog continues to provide strong visibility for 2025 and beyond ... multi-year backlog at $22.3 billion

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

(1) The unfavorable impact from payments of accounts receivable securitization was $95 million in the 4th quarter of 2024 and $215 million in the prior year period

(2) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

2025 Market Expectations

	FAVORABLE / UNFAVORABLE
FREIGHT	
NA Carloads	+
Active Locomotive Fleet	↔
International Freight Volumes	+
NA Railcar Deliveries	-
Mining Commodities	+/↔
TRANSIT	
Infrastructure Investment	+
Global Ridership	+/↔

NORTH AMERICAN FREIGHT CARLOADS


1.8%
2.1%
2.5%
2.3%
1Q24
2Q24
3Q24
4Q24

Source: Association of American Railroads

NORTH AMERICAN AVERAGE ACTIVE LOCOMOTIVES


4Q21
4Q22
4Q23
4Q24

Source: Wabtec

NORTH AMERICAN RAILCAR DELIVERIES


49K HISTORICAL
10-YEAR AVERAGE
30K
41K
45K
42K
35K
2021
2022
2023
2024
2025F

Source: Rail Supply Institute and FTR Associates

INTERNATIONAL FREIGHT VOLUMES


0.4%
3.2%
3.9%
0.4%
2.6%
Brazil
China
India
South Africa
Kazakhstan

Sources: 2024 YTD information available for China, Kazakhstan, India Ministry of Railways, Brazil: ANTT, South Africa

Executing On Our Value Creation Framework

VALUE CREATION FRAMEWORK

- [illegible] of scalable technologies
- Grow [illegible] sive global [illegible]
- Drive fuel efficiencies [illegible] emerging technologies
- Expand [illegible] in recurring revenue streams
- Drive continuous operational improvement

RECENT WINS

- $1+ Billion in new locomotive and mods orders
  - North American mods orders:
    - $165 million order with Ferromex
    - $190 million orders from two Class 1s
  - International new locomotive orders:
    - $401 million across 6 customers
    - $248 million for Simandou project in West Africa
- $74 million of Class 1s TO & Locotrol upgrade orders
- North America signaling contracts with Transit customers for $102 million

Resilient Portfolio Through The Cycle

ROBUST BACKLOG & RECURRING REVENUE



+9% CAGR
$5.5B
$6.3B
$6.8B
$7.5B
$7.7B
4Q20
4Q21
4Q22
4Q23
4Q24

- Strong 12-month backlog provides resiliency and visibility despite macro uncertainty
- Significant recurring revenue base drives ~60% of profit



45%* recurring revenue

*based on 2024 sales

DEMONSTRATED EXECUTION



OPERATING MARGIN
9.9%
11.2%
12.1%
13.1%
15.5%
15.1%
15.9%
16.2%
17.0%
18.9%
2020 2021 2022 2023 2024
GAAP
2020 2021 2022 2023 2024
Adjusted

- Expanded margins over the last 5 years despite significant headwinds
- Aggressively managing costs, accelerating lean actions, and executing on Integration 2.0

STRONG CASH GENERATION



CASH FROM OPERATIONS
Cash Conv(1) %
$0.8B
89%
$1.1B
102%
$1.0B
93%
$1.2B
89%
$1.8B
117%
2020
2021
2022
2023
2024

- Average cash conversion of 98% from 2020 to 2024 despite significant business growth and supply chain disruptions
- Executing on working capital improvements with a focus on inventory turns and account receivable collections

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations;

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization



4Q 2024 Financial Summary

SALES



$2.53B
$2.58B
2023
2024

2.3% INCREASE
(2.9% INCREASE EX-CURRENCY)

OP INCOME / OP MARGIN



$308M
12.2%
$334M
12.9%
$431M
17.0%
$438M
16.9%
2023 GAAP
2024 GAAP
2023 ADJ(1)
2024 ADJ(1)

EARNINGS PER SHARE



$1.20
$1.23
+2.5% YOY
$1.54
$1.68
+9.1% YOY
2023 GAAP
2024 GAAP
2023 ADJ(1)
2024 ADJ(1)

(1) Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

Wabtec

INCREASED SALES AND EPS GROWTH

4Q 2024 Sales

($ in millions)

PRODUCT LINE	4Q24	YOY
Services	$806	(15.9)%
Equipment	$499	41.8%
Components	$282	4.8%
Digital Intelligence	$207	(1.4)%
Freight Segment	$1,794	0.3%
Transit Segment	$789	7.1%
TOTAL SALES	$2,583	2.3%

4Q KEY DRIVERS

SERVICES
Lower modernization deliveries and overhauls as expected

EQUIPMENT
Increased sales from higher locomotive deliveries

COMPONENTS
International freight car & industrial growth, offsetting lower N.A. freight car. Industry forecasted the build to be down 7% in 2024

DIGITAL INTELLIGENCE
Higher sales from international, including PTC and next generation on-board locomotive products, offset by lower sales in NA

TRANSIT
Higher OE & aftermarket sales ... Sales up 7.5% on constant currency basis

4Q 2024 Consolidated Gross Profit

($ in millions)	GAAP	Adjusted
2023 GROSS PROFIT	**$764**	**$777**
% Gross Profit Margin	*30.3%*	*30.8%*
Volume	↑	↑
Mix/Pricing	↑	↑
Raw Materials	↓	↓
Currency	↓	↓
Manufacturing/Other	↑	↑
2024 GROSS PROFIT	**$797**	**$815**
% Gross Profit Margin	*30.9%*	*31.6%*

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

4Q KEY DRIVERS

VOLUME
Higher Transit segment sales

MIX/PRICING
Favorable mix of products within groups and modest contract escalation, partially offset by unfavorable mix between segments

RAW MATERIALS
Favorable raw material offset by increase in transportation costs

CURRENCY
Unfavorable foreign exchange decreased adjusted gross profit $5M (adjusted operating income unfavorable by $2M)

MANUFACTURING/OTHER
Benefits of Integration 2.0/Portfolio Optimization

4Q 2024 Consolidated Operating Income

($ in millions)	GAAP	Adjusted
2023 OP INCOME	**$308**	**$431**
% Operating Margin	*12.2%*	*17.0%*
Gross Profit	33	38
SG&A	(37)	(41)
Engineering	10	10
Amortization	20	-
2024 OP INCOME	**$334**	**$438**
% Operating Margin	*12.9%*	*16.9%*



Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

Wabtec

OP MARGIN BENEFITED FROM INCREASED GROSS MARGIN OFFSET BY SG&A

4Q 2024 Freight Segment Performance



SALES



$1.79B
$1.79B(2)
2023
2024

0.3% INCREASE
(1.1% INCREASE EX-CURRENCY)

OP INCOME / OP MARGIN



$245M
13.6%
$273M
15.2%
$345M
19.3%
$348M
19.4%
2023 GAAP
2024 GAAP
2023 ADJ(1)
2024 ADJ(1)

12-MONTH BACKLOG



$5.42B
$5.58B
2023
2024

2.9% INCREASE YOY
(5.4% Excluding Currency)

1.1% INCREASE MULTI-YEAR BACKLOG[2] YOY(+3.2% Excl. Currency)

Wabtec

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(1) Freight segment operating income was positively impacted by below-market intangible amortization of $10 million; down $5 million versus 4th quarter 2023
(2) Foreign exchange negatively impacted Freight sales by $14 million; Foreign exchange rates had a negative $375 million impact on segment multi-year backlog

4Q 2024 Transit Segment Performance



SALES


$737M
$789M(1)
2023
2024

7.1% INCREASE
(7.5% INCREASE EX-CURRENCY)

OP INCOME / OP MARGIN


$87M
11.9%
$103M
13.0%
$110M
14.9%
$130M
16.4%
2023 GAAP
2024 GAAP
2023 ADJ(1)
2024 ADJ(1)

12-MONTH BACKLOG


$2.04B
$2.10B
2023
2024

3.3% INCREASE YOY
(5.6% Excluding Currency)

1.7% INCREASE MULTI-YEAR BACKLOG[1] YOY (+5.0% Excl. Currency)

Wabtec

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(1) Foreign exchange negatively impacted Transit sales by $3 million; Foreign exchange rates had a negative $139 million impact on segment multi-year backlog

Resilient Business Allows For Execution On Financial Priorities

FOCUSED ON CASH CONVERSION(1)
CASH FROM OPS


2023
$1.20B(4)
89% Cash Conv (1)
2024
$1.83B (4)
117% Cash Conv (1)

2024 cash from operations of $1.83B was up $0.63B driven by strong growth in net income, improved working capital and receipt of tax refund

DISCIPLINED CAPITAL ALLOCATION


$1,834M
Cash
from Ops
$1,097M
Share repurchases
$140M
Dividends
$241M
Debt /Other
$149M
Acquisitions/Divestitures
$207M
Capex
Full Year 2024

Strong balance sheet and financial position ... liquidity of $2.21B(3)

Debt leverage ratio of 1.5x (2)

Returning capital to shareholders ...
$1,237M returned through dividends and share repurchases

ROIC improved 2.0 percentage points YOY

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization
(2) Leverage ratio is defined as net debt divided by trailing 12-month adjusted EBITDA (as defined in Wabtec's credit agreements). Net debt is defined as total debt minus cash, restricted cash and cash equivalents
(3) At December 31, 2024, the Company's total available liquidity was $2.21billion, which includes cash and cash equivalents of $0.71 billion, plus $1.50 billion available under current credit facilities
(4) The unfavorable impact from proceeds of accounts receivable securitization was $20 million in the 4th quarter year to date in 2024 and $60 million in the prior year period

STRONG FINANCIAL PERFORMANCE; INVESTING FOR GROWTH AND MAXIMIZING SHAREHOLDER RETURNS

Integration 2.0 & Portfolio Optimization Update



INTEGRATION 2.0 UPDATE

RUN-RATE SAVINGS[2]



$97M
$75-$90M BY 2025
Realized
Unrealized
$87M
$22M
$5M
2022
2023
2024
2025

	2022	2023	2024	2025
Restructuring charges [1]	**$46M**	**$49M**	**$28M**	**$161M[2] thru 2025**

Run rate savings estimate increased to ~$97M from $75-$90M

PORTFOLIO OPTIMIZATION UPDATE

- ✓ **Pruned ~$110M of low margin, non-strategic revenue**
  - ✓ 58% of total reduction from Freight
  - ✓ 42% of total reduction from Transit
- **Estimated Revenue Impact includes:**
  - ~$30M lower in 2024
  - ~$80M lower in 2025

Wabtec

(1) Restructuring expense and restructuring related one-time charges (2) Savings & restructuring charges include Bochum restructuring announced in the 4th quarter 2021 with a $23 million charge

2024 Overview

Sales	**$10.39B**	**Up 7.3% YOY**	Increased sales were driven by growth in the Freight & Transit Segments
Operating Margin	**15.5%** GAAP	**18.9%** Adjusted	Operating margin benefited from sales growth and improved gross margin
Earnings Per Share	**$6.04** GAAP	**$7.56** Adjusted	GAAP EPS up 33.3% YoY ...Adjusted EPS up 27.7% YoY from higher sales and operating margin expansion
Cash Flow from Operations	**$1.83B**		Strong cash generation enabling investment for future growth and maximizing shareholder returns

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

(1) Annual cash flow impact from securitization of accounts receivable was unfavorable $20 million

Wabtec

STRONG EXECUTION ACROSS THE BUSINESS

2025 Outlook and Guidance

2025 GUIDANCE[2]

REVENUES

$10.725B to **$11.025B**

ADJUSTED DILUTED EPS

$8.35 to **$8.75**

CASH CONVERSION [1]

>90%

(1) Cash from operations conversion % is defined as GAAP cash from operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

(2) 2025 Guidance excludes Inspection Technologies acquisition (expected 1H2025)

OUTLOOK IN LINE WITH LONG-TERM GROWTH FRAMEWORK

EQUIPMENT

Higher NA and international locomotive deliveries

COMPONENTS

Stable demand for industrial components, partially offset by lower North American railcar build

SERVICES

Growing worldwide fleet, partially offset by modestly lower N.A. mod deliveries

DIGITAL INTELLIGENCE

Strong growth in international markets and new products ... with slower growth in the North American market

TRANSIT

Increased global infrastructure investment

KEY ASSUMPTIONS

Adjusted operating margin up

- Favorable productivity/absorption
- Benefits of Integration 2.0 (~$10 million) / 3.0 & Portfolio Optimization
- Lower SG&A and Engineering expenses as % of sales

Tax rate ~24.5%

Capex ~2% of sales

Long-Term Guidance Update

Wabtec
CORPORATION

Long-Term Guidance

VALUE CREATION FRAMEWORK

1 **Accelerate innovation of scalable technologies**
Build high-margin, innovative and scalable products to increase customer productivity, automation, utilization, and capacity

2 **Grow and refresh expansive global installed base**
Increase share across asset lifecycle (Locos/Mining, Freight Cars & Transit)

3 **Drive fuel efficiencies thru emerging technologies**
Lead the industry in innovative, fuel efficient technologies and transformative solutions

4 **Expand high-margin recurring revenue streams**
Increase revenues and expand margins while reducing exposure to economic cycles

5 **Drive continuous operational improvement**
Accelerate Lean; drive cost competitiveness; deploy capital efficiently; build a stronger, better Wabtec

BASE YEAR 2024	5-YEAR OUTLOOK [1]
$10.4B REVENUE	**Mid Single Digit** ORGANIC SALES CAGR
18.9% ADJUSTED OPERATING MARGIN	**350+ bps** ADJUSTED OPERATING MARGIN EXPANSION
$7.56 ADJUSTED EPS	**Double Digit** ADJUSTED EPS CAGR
117% CASH FROM OPS CONVERSION	**>90%** [2] CASH FROM OPS CONVERSION

(1) 5-Year outlook excludes Inspection Technologies acquisition (expected 1H2025); (2) Cash conversion to average >90% thru 2029

Future Revenue Growth & Margin Expansion

ANNUAL REVENUE GROWTH EXPECTATIONS 2025 – 2029:

MID-SINGLE DIGITS


Innovation-Led Drivers
1.0%
ACCELERATED GROWTH
Technology-driven growth
Pricing for value
Portfolio optimization headwinds
Transit selectivity headwinds
×
1.0 - 2.0%
N.A. LOCO FLEET RENEWAL / INTL GROWTH
New Locomotives (Tier 4 in U.S.)
Mods (FDL Advantage, EVO Advantage)
Alternative fuels
Next Generation technologies
×
+2.0 - 3.0%
UNDERLYING RAIL INDUSTRY GROWTH TRENDS
Freight carloads
Railcar build
Passenger ridership
Economic fundamentals (GDP)

ADJUSTED MARGIN IMPROVEMENT EXPECTATIONS 2025 – 2029:

350+ BPS


40 BPS
CAPITAL & TECHNOLOGY INVESTMENT
IRR capital projects
Technology/Innovation
×
85 BPS
REVENUE GROWTH
MSD growth CAGR
Pricing for value
Mix headwinds due to faster Mod/Loco growth
×
225 BPS
COST IMPROVEMENT
Continuous improvement, lean
Integration 2.0 of ~$10M / 3.0 savings of $100M - $125M
Manufacturing fixed cost absorption
SG&A leverage (SG&A growth < revenue growth)
Portfolio optimization tailwinds

Introducing Integration 3.0 & 2025 Portfolio Optimization

INTEGRATION 3.0
(2025 – 2027)

CONSOLIDATE FOOTPRINT / REDUCE COMPLEXITY

Value chain improvement
Office/facility rationalization
Streamline operation to reduce mfg. complexity

MANUFACTURING, ENGINEERING & PROCUREMENT EXCELLENCE

Global supply base sourcing & consolidation
(Re)-Design to cost/value
Best-cost-country capacity expansion
Automation/should-cost modeling

STREAMLINE ADMIN & COMMERCIAL ACTIVITIES

Resource redundancy
Simplify through systems enablement/AI efficiencies
Lean corporate / Indirect Procurement
Segmentation/Optimize pricing/demand

$125-155M

ANTICIPATED EXPENSE[(1)]

$100-125M

ON-GOING BENEFIT TARGETED THRU 2028

PORTFOLIO OPTIMIZATION
(2025)

WABTEC PLANS TO EXIT VARIOUS LOW MARGIN PRODUCT LINES

- Pruning will improve focus and profitability while reducing manufacturing complexity
- Divestitures/business exits to be initiated in 2025 represent approximately $100M low margin revenues
    - Roughly 2/3 / 1/3 split between Freight and Transit segments
- Expect net exit charges of ~$40M in predominantly non-cash asset write downs

(1) Of the total anticipated expense, restructuring expense and restructuring related one-time charges are estimated at $80-$100 million

Key Takeaways

1. **Strong revenue growth, margin expansion, increased earnings and improved cash flow**
2. **Positive productivity driven by continuous cost improvement combined with realization of Integration 2.0 & 3.0 savings**
3. **Continued momentum across the portfolio and strong order pipeline and backlog, internationally and in North America**
4. **Wabtec is well-positioned to drive higher returns and create top quartile long-term value for shareholders over time**



5-YEAR OUTLOOK[1]
Mid Single Digit
ORGANIC SALES CAGR
350+ bps
ADJUSTED OPERATING MARGIN EXPANSION
Double Digit
ADJUSTED EPS CAGR
>90%[2]
CASH FROM OPS CONVERSION

(1) 5-Year outlook excludes Inspection Technologies acquisition (expected 1H2025); (2) Cash conversion to average >90% thru 2029

Income Statement

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2024 AND 2023
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Twelve Months Ended December 31, 2024	Twelve Months Ended December 31, 2023
Net sales	$ 2,583	$ 2,526	$ 10,387	$ 9,677
Cost of sales	(1,786)	(1,762)	(7,021)	(6,733)
Gross profit	797	764	3,366	2,944
Gross profit as a % of Net Sales	*30.9%*	*30.3%*	*32.4%*	*30.4%*
Selling, general and administrative expenses	(333)	(296)	(1,248)	(1,139)
Engineering expenses	(51)	(61)	(206)	(218)
Amortization expense	(79)	(99)	(303)	(321)
Total operating expenses	(463)	(456)	(1,757)	(1,678)
Operating expenses as a % of Net Sales	*17.9%*	*18.1%*	*16.9%*	*17.3%*
Income from operations	334	308	1,609	1,266
Income from operations as a % of Net Sales	*12.9%*	*12.2%*	*15.5%*	*13.1%*
Interest expense, net	(53)	(55)	(201)	(218)
Other income, net	3	27	2	44
Income before income taxes	284	280	1,410	1,092
Income tax expense	(71)	(63)	(343)	(267)
Effective tax rate	*25.1%*	*22.6%*	*24.3%*	*24.5%*
Net income	213	217	1,067	825
Less: Net income attributable to noncontrolling interest	(1)	(2)	(11)	(10)
Net income attributable to Wabtec shareholders	$ 212	$ 215	$ 1,056	$ 815
Earnings Per Common Share				
Basic				
Net income attributable to Wabtec shareholders	$ 1.23	$ 1.20	$ 6.05	$ 4.54
Diluted				
Net income attributable to Wabtec shareholders	$ 1.23	$ 1.20	$ 6.04	$ 4.53
Basic	171.2	178.0	174.1	178.8
Diluted	172.0	178.8	174.8	179.5

Income Statement (cont.)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2024 AND 2023
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended December 31,				Twelve Months Ended December 31,			
	2024		2023		2024		2023	
Segment Information								
Freight Net Sales	$	1,794	$	1,789	$	7,468	$	6,923
Freight Income from Operations	$	273	$	245	$	1,422	$	1,065
Freight Operating Margin		15.2%		13.6%		19.0%		15.4%
Transit Net Sales	$	789	$	737	$	2,919	$	2,754
Transit Income from Operations	$	103	$	87	$	338	$	295
Transit Operating Margin		13.0%		11.9%		11.6%		10.7%
Backlog Information (Note: 12-month is a sub-set of total)	**December 31, 2024**		**September 30, 2024**		**December 31, 2023**			
Freight Total	$	17,986	$	17,756	$	17,785		
Transit Total		4,286		4,478		4,214		
Wabtec Total	$	22,272	$	22,234	$	21,999		
Freight 12-Month	$	5,577	$	5,589	$	5,420		
Transit 12-Month		2,104		2,035		2,037		
Wabtec 12-Month	$	7,681	$	7,624	$	7,457		

Balance Sheet

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

In millions	December 31, 2024		December 31, 2023	
Cash, cash equivalents and restricted cash	$	715	$	620
Receivables, net		1,702		1,684
Inventories, net		2,314		2,284
Other current assets		212		267
Total current assets		4,943		4,855
Property, plant and equipment, net		1,447		1,485
Goodwill		8,710		8,780
Other intangible assets, net		2,934		3,205
Other noncurrent assets		668		663
Total assets	$	18,702	$	18,988
Current liabilities	$	3,792	$	4,056
Long-term debt		3,480		3,288
Long-term liabilities - other		1,297		1,120
Total liabilities		8,569		8,464
Shareholders' equity		10,091		10,487
Noncontrolling interest		42		37
Total shareholders' equity		10,133		10,524
Total Liabilities and Shareholders' Equity	$	18,702	$	18,988

Wabtec

Cash Flow

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

In millions	Twelve Months Ended December 31, 2024	Twelve Months Ended December 31, 2023
Operating activities		
Net income	$ 1,067	$ 825
Non-cash expense	580	473
Receivables	(34)	(195)
Inventories	(117)	(58)
Accounts Payable	70	(58)
Other assets and liabilities	268	214
Net cash provided by operating activities	**1,834**	**1,201**
Net cash used for investing activities	**(343)**	**(492)**
Net cash used for financing activities	**(1,371)**	**(633)**
Effect of changes in currency exchange rates	(25)	3
Increase in cash	95	79
Cash, cash equivalents and restricted cash, beginning of period	620	541
Cash, cash equivalents and restricted cash, end of period	$ 715	$ 620

Wabtec

EPS and Non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Fourth Quarter 2024 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,583	$ 797	$ (463)	$ 334	$ (50)	$ (71)	$ 213	$ (1)	$ 212	$ 1.23
Restructuring and Portfolio Optimization costs	-	18	14	32	-	(8)	24	-	24	$ 0.14
Non-cash Amortization expense	-	-	72	72	-	(17)	55	-	55	$ 0.31
Adjusted Results	$ 2,583	$ 815	$ (377)	$ 438	$ (50)	$ (96)	$ 292	$ (1)	$ 291	$ 1.68
Fully Diluted Shares Outstanding										172.0

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Fourth Quarter Year-to-Date 2024 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 10,387	$ 3,366	$ (1,757)	$ 1,609	$ (199)	$ (343)	$ 1,067	$ (11)	$ 1,056	$ 6.04
Restructuring and Portfolio Optimization costs	-	37	33	70	(4)	(16)	50	-	50	$ 0.28
Non-cash Amortization expense	-	-	288	288	-	(70)	218	-	218	$ 1.24
Adjusted Results	$ 10,387	$ 3,403	$ (1,436)	$ 1,967	$ (203)	$ (429)	$ 1,335	$ (11)	$ 1,324	$ 7.56
Fully Diluted Shares Outstanding										174.8

EPS and Non-GAAP Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Fourth Quarter 2023 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,526	$ 764	$ (456)	$ 308	$ (28)	$ (63)	$ 217	$ (2)	$ 215	$ 1.20
Restructuring and Portfolio Optimization costs	-	13	34	47	-	(9)	38	-	38	$ 0.21
Gain on LKZ Investment	-	-	-	-	(35)	-	(35)	-	(35)	$ (0.19)
Non-cash Amortization expense	-	-	76	76	-	(18)	58	-	58	$ 0.32
Adjusted Results	$ 2,526	$ 777	$ (346)	$ 431	$ (63)	$ (90)	$ 278	$ (2)	$ 276	$ 1.54
Fully Diluted Shares Outstanding										178.8

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Fourth Quarter Year-to-Date 2023 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 9,677	$ 2,944	$ (1,678)	$ 1,266	$ (174)	$ (267)	$ 825	$ (10)	$ 815	$ 4.53
Restructuring and Portfolio Optimization costs	-	38	41	79	-	(17)	62	-	62	$ 0.34
Gain on LKZ Investment	-	-	-	-	(35)	-	(35)	-	(35)	$ (0.19)
Non-cash Amortization expense	-	-	298	298	-	(74)	224	-	224	$ 1.24
Adjusted Results	$ 9,677	$ 2,982	$ (1,339)	$ 1,643	$ (209)	$ (358)	$ 1,076	$ (10)	$ 1,066	$ 5.92
Fully Diluted Shares Outstanding										179.5

EBITDA Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2024 Q4 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$334		$3		$127		$464		$22		$486

Wabtec Corporation
2024 Q4 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$1,609		$2		$498		$2,109		$39		$2,148

Wabtec Corporation
2023 Q4 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$308		$27		$159		$494		($18)		$476

Wabtec Corporation
2023 Q4 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring Costs	=	Adjusted EBITDA
Consolidated Results	$1,266		$44		$526		$1,836		$6		$1,842

Appendix F

Sales by Product Line

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
SALES BY PRODUCT LINE
(UNAUDITED)

In millions	Three Months Ended December 31, 2024		Three Months Ended December 31, 2023	
Freight Segment				
Equipment	$	499	$	352
Components		282		269
Digital Intelligence		207		210
Services		806		958
Total Freight Segment	$	1,794	$	1,789
Transit Segment				
Original Equipment Manufacturer	$	339	$	333
Aftermarket		450		404
Total Transit Segment	$	789	$	737

In millions	Twelve Months Ended December 31, 2024		Twelve Months Ended December 31, 2023	
Freight Segment				
Equipment	$	2,108	$	1,794
Components		1,193		1,094
Digital Intelligence		786		773
Services		3,381		3,262
Total Freight Segment	$	7,468	$	6,923
Transit Segment				
Original Equipment Manufacturer	$	1,308	$	1,264
Aftermarket		1,611		1,490
Total Transit Segment	$	2,919	$	2,754

Segment Gross Margin & Operating Margin Reconciliation

Appendix G

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT
(UNAUDITED)

	Three Months Ended December 31,				Twelve Months Ended December 31,			
	2024		2023		2024		2023	
In millions	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations
Freight Segment Reported Results	$ 556	$ 273	$ 556	$ 245	$ 2,523	$ 1,422	$ 2,181	$ 1,065
Freight Segment Reported Margin	*31.0%*	*15.2%*	*31.0%*	*13.6%*	*33.8%*	*19.0%*	*31.5%*	*15.4%*
Restructuring and Portfolio Optimization costs	8	9	5	30	18	27	13	41
Non-cash Amortization expense	-	66	-	70	-	267	-	276
Freight Segment Adjusted Results	$ 564	$ 348	$ 561	$ 345	$ 2,541	$ 1,716	$ 2,194	$ 1,382
Freight Segment Adjusted Margin	*31.4%*	*19.4%*	*31.3%*	*19.3%*	*34.0%*	*23.0%*	*31.6%*	*19.9%*
Transit Segment Reported Results	$ 241	$ 103	$ 208	$ 87	$ 843	$ 338	$ 763	$ 295
Transit Segment Reported Margin	*30.6%*	*13.0%*	*28.4%*	*11.9%*	*28.9%*	*11.6%*	*27.7%*	*10.7%*
Restructuring and Portfolio Optimization costs	10	21	8	17	19	41	25	38
Non-cash Amortization expense	-	6	-	6	-	21	-	22
Transit Segment Adjusted Results	$ 251	$ 130	$ 216	$ 110	$ 862	$ 400	$ 788	$ 355
Transit Segment Adjusted Margin	*31.8%*	*16.4%*	*29.4%*	*14.9%*	*29.5%*	*13.7%*	*28.7%*	*12.8%*

Segment Sales Reconciliation

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT
(UNAUDITED)

In millions	Three Months Ended December 31,		
	Freight	Transit	Consolidated
2023 Net Sales	**$ 1,789**	**$ 737**	**$ 2,526**
Acquisitions	6	3	9
Foreign Exchange	(14)	(3)	(17)
Organic	13	52	65
2024 Net Sales	**$ 1,794**	**$ 789**	**$ 2,583**
Change ($)	*5*	*52*	*57*
Change (%)	*0.3%*	*7.1%*	*2.3%*

	Twelve Months Ended December 31,		
	Freight	Transit	Consolidated
2023 Net Sales	**$ 6,923**	**$ 2,754**	**$ 9,677**
Acquisitions	78	3	81
Foreign Exchange	(32)	(1)	(33)
Organic	499	163	662
2024 Net Sales	**$ 7,468**	**$ 2,919**	**$ 10,387**
Change ($)	*545*	*165*	*710*
Change (%)	*7.9%*	*6.0%*	*7.3%*

Wabtec

Cash Conversion Reconciliation

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2024 Q4 Cash Conversion Calculation
(in millions)

	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion
Consolidated Results	$723		$213		$128		212%

Wabtec Corporation
2024 Q4 YTD Cash Conversion Calculation
(in millions)

	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion
Consolidated Results	$1,834		$1,067		$503		117%

Wabtec Corporation
2023 Q4 Cash Conversion Calculation
(in millions)

	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion
Consolidated Results	$686		$217		$160		182%

Wabtec Corporation
2023 Q4 YTD Cash Conversion Calculation
(in millions)

	Reported Cash	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion
Consolidated Results	$1,201		$825		$531		89%

Cash Conversion Reconciliation (cont.)

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2022 Q4 YTD Cash Conversion Calculation
(in millions)

	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion
Consolidated Results	$1,038		$641		$479		93%

Wabtec Corporation
2021 Q4 YTD Cash Conversion Calculation
(in millions)

	Reported Cash	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion
Consolidated Results	$1,073		$565		$491		102%

Wabtec Corporation
2020 Q4 YTD Cash Conversion Calculation
(in millions)

	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion
Consolidated Results	$784		$412		$473		89%

Operating Margin Reconciliation

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS
(UNAUDITED)

In millions	Twelve Months Ended December 31, 2020	2021	2022	2023	2024
Reported Income from Operations	**$ 745**	**$ 876**	**$ 1,011**	**$ 1,266**	**$ 1,609**
Reported Margin	*9.9%*	*11.2%*	*12.1%*	*13.1%*	*15.5%*
Restructuring and Portfolio Optimization costs	116	78	52	79	70
Non-cash Amortization expense	282	287	291	298	288
Adjusted Income from Operations	**$ 1,143**	**$ 1,241**	**$ 1,354**	**$ 1,643**	**$ 1,967**
Adjusted Margin	*15.1%*	*15.9%*	*16.2%*	*17.0%*	*18.9%*

Wabtec